Exhibit 1

[MRC Letterhead]

June 18, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Commissioners:

We have read the statements made by Allou Health & Beauty Care, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report dated June 14, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/  Mayer Rispler & Company P.C.
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Mayer Rispler & Company, P.C.